BLACKROCK FUNDSSM
BlackRock Total Stock Market Index Fund
(the “Fund”)

     Supplement dated November 10, 2015
to the Class K Shares Summary Prospectus of the Fund, dated August 12, 2015

Effective immediately, BlackRock (as defined below) has agreed contractually to cap net expenses of the Fund at a lower level. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the summary prospectus, exceed a certain limit. Accordingly, effective immediately the Fund’s summary prospectus is amended as follows:

The section entitled “Key Facts About BlackRock Total Stock Market Index Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee	0.01%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.16%
Fee Waivers and/or Expense Reimbursements[2]	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.03%

1 Other Expenses are based on estimated amounts for the current year.

2 As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 19, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.03% of average daily net assets until November 30, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class K Shares	$3	$38

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Shareholders should retain this Supplement for future reference.

SPRO-TSMI-K-1115SUP